UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2006


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   0-439                 16-0338330
   ----------------------------       --------------        -------------------
   (State or other jurisdiction       (Commission           (IRS Employer
    of incorporation)                  File Number)         Identification No.)


      815 S. Main Street, Grapevine, Texas                   76051
     ---------------------------------------------          -------------
     (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (817) 239-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

         On December 13, 2006, American Locker Group Incorporated (the "Company") convened its Annual Meeting of Stockholders at the Company's principal executive offices in Grapevine, Texas. Upon being convened, the Annual Meeting of Stockholders promptly was adjourned, without any business having been conducted, due to the lack of the presence of a quorum. The Annual Meeting of Stockholders is scheduled to be reconvened on March 28, 2007.

         Also on December 13, 2006, the Board of Directors of the Company appointed Jonathan Ruttenberg as Vice President - Marketing of the Company. Jonathan Ruttenberg is the son of Edward Ruttenberg, the Company's Chief Executive Officer.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN LOCKER GROUP INCORPORATED


                                   By: /s/ Edward F. Ruttenberg
                                       --------------------------------------
                                       Edward F. Ruttenberg
                                       Chairman, Chief Executive Officer,
                                       Chief Operating Officer and Treasurer

Dated:  December 26, 2006